UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2005

VIASYS HEALTHCARE INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16121	04-3505871
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

227 Washington Street, Suite 200 Conshohocken, Pennsylvania		19428
(Address of Principal Executive Offices)		(Zip Code)

(610) 862-0800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 16, 2005, VIASYS Holdings, Inc., a subsidiary of VIASYS Healthcare Inc. (the “Company”), entered into an agreement to acquire, by merger, all of the outstanding capital stock of Pulmonetic Systems, Inc. (“Pulmonetic Systems”), a company based in Minneapolis, Minnesota, that develops, designs, manufactures and markets portable mechanical ventilators for home health care, for a cash purchase price of approximately $98 million, subject to certain net asset adjustments.  Pulmonetic Systems had annual revenues of approximately $42 million in 2004.

The closing of the merger is subject to various customary conditions, including obtaining the approval of the stockholders of Pulmonetic Systems, the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of certain regulatory approvals.  Simultaneous with the execution of the agreement, certain principal stockholders holding 39% of the outstanding stock of Pulmonetic Systems entered into agreements obligating them to vote to approve the transaction.  The parties expect the transaction to close in the second quarter of 2005.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.  A copy of the joint press release announcing the merger is attached as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.                  Financial Statements and Exhibits.

(c)                                  Exhibits:

Exhibit No.	Description
99.1	Agreement and Plan of Merger, dated as of May 16, 2005.
99.2	Joint press release, dated as of May 17, 2005, issued by the Company and Pulmonetic Systems.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes a forward-looking statement within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding the belief that the transaction will close in the second quarter of 2005.  This forward-looking statement is based on the Company’s current expectations and involves inherent risks and uncertainties that could cause actual outcomes and results to differ materially from current expectations, including obtaining the approval of the stockholders of Pulmonetic Systems, the receipt of certain regulatory approvals and certain other risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended January 1, 2005, which is on file with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYS HEALTHCARE INC.
(Registrant)
Date: May 17, 2005

	By:	/s/ Martin P. Galvan
		Name:	Martin P. Galvan
		Title:	Senior Vice President, Chief Financial Officer, Director of Investor Relations

EXHIBIT INDEX

Exhibit No.	Description
99.1	Agreement and Plan of Merger, dated as of May 16, 2005.
99.2	Joint press release, dated as of May 17, 2005, issued by the Company and Pulmonetic Systems.